                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2009 - APRIL 30, 2010

                                                       Amount of     % of
                            Offering       Total        Shares     Offering
   Security      Purchase/  Price of     Amount of     Purchased  Purchased
   Purchased    Trade Date   Shares      Offering       By Fund    By Fund        Brokers        Purchased From
--------------  ----------  --------  --------------  ----------  ---------  ----------------  -----------------
  Puerto Rico    01/28/10    $96.909  $1,823,757,271  $3,100,000    0.170%   Citigroup,        Citigroup
   Sales Tax                                                                 BofA
   Financing                                                                 Merrill
  Corporation                                                                Lynch,
                                                                             Barclays
                                                                             Capital,
                                                                             J.P.
                                                                             Morgan,
                                                                             Goldman,
                                                                             Sachs &
                                                                             Co., Morgan
                                                                             Stanley,
                                                                             RBC Capital
                                                                             Markets,
                                                                             Wells Fargo
                                                                             Securities,
                                                                             UBS
                                                                             Financial
                                                                             Services
                                                                             Incorporated
                                                                             of Puerto
                                                                             Rico,
                                                                             BBVAPR MSD,
                                                                             FirstBank
                                                                             Puerto Rico
                                                                             Securities,
                                                                             Popular
                                                                             Securities,
                                                                             Santander
                                                                             Securities,
                                                                             Scotia
                                                                             Capital

  Puerto Rico    01/28/10    $97.778  $1,823,757,271  $3,500,000    0.192%   Citigroup,        Citigroup
   Sales Tax                                                                 BofA
   Financing                                                                 Merrill
  Corporation                                                                Lynch,
                                                                             Barclays
                                                                             Capital,
                                                                             J.P.
                                                                             Morgan,
                                                                             Goldman,
                                                                             Sachs &
                                                                             Co., Morgan
                                                                             Stanley,
                                                                             RBC Capital
                                                                             Markets,
                                                                             Wells Fargo
                                                                             Securities,
                                                                             UBS
                                                                             Financial
                                                                             Services
                                                                             Incorporated
                                                                             of Puerto
                                                                             Rico,
                                                                             BBVAPR MSD,
                                                                             FirstBank
                                                                             Puerto Rico
                                                                             Securities,
                                                                             Popular
                                                                             Securities,
                                                                             Santander
                                                                             Securities,
                                                                             Scotia
                                                                             Capital

   Citizens      03/24/10   $104.974  $1,550,000,000  $1,550,000    0.100%   J.P.              J.P. Morgan
   Property                                                                  Morgan,
 Insurance Co.                                                               Citi,
   5.25% due                                                                 Goldman,
   6/1/2017                                                                  Sachs &
                                                                             Co., BofA
                                                                             Merrill
                                                                             Lynch,
                                                                             Morgan
                                                                             Stanley,
                                                                             FirstSouthwest,
                                                                             Jefferies &
                                                                             Company,
                                                                             Ramirez

                                                                             & Co., Inc.,
                                                                             Loop
                                                                             Capital
                                                                             Markets,
                                                                             LLC, RBC
                                                                             Capital
                                                                             Markets,
                                                                             Siebert
                                                                             Brandford
                                                                             Shank &
                                                                             Co., LLC,
                                                                             Wells Fargo
                                                                             Securities

  Puerto Rico    03/26/10    $97.768  $  822,210,000  $3,050,000    0.371%   Citigroup,        J.P. Morgan
Electric Power                                                               BofA
   Authority                                                                 Merrill
  5.250% due                                                                 Lynch,
   7/1/2040                                                                  Barclays
                                                                             Capital,
                                                                             J.P.
                                                                             Morgan,
                                                                             Goldman,
                                                                             Sachs &
                                                                             Co., Morgan
                                                                             Stanley,
                                                                             RBC Capital
                                                                             Markets,
                                                                             Wells Fargo
                                                                             Securities,
                                                                             UBS
                                                                             Financial
                                                                             Services
                                                                             Incorporated
                                                                             of Puerto
                                                                             Rico,
                                                                             BBVAPR MSD,
                                                                             FirstBank
                                                                             Puerto Rico
                                                                             Securities,
                                                                             Popular
                                                                             Securities,
                                                                             Santander
                                                                             Securities,
                                                                             Ramirez &
                                                                             Co.,

                                                                             Inc., Raymond
                                                                             James,
                                                                             Oriental
                                                                             Financial
                                                                             Services